UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   February 22, 2005

Abgenix, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-24207	94-3248826
(Commission File Number)	(IRS Employer Identification No.)

6701 Kaiser Drive, Fremont California	94555
(Address of Principal Executive Offices)	(Zip Code)

510-284-6500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition

On February 22, 2005, Abgenix, Inc. issued a press release to report the company’s financial results for the year and quarter ended December 31, 2004.  A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Abgenix, Inc. dated February 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABGENIX, INC.

Dated: February 22, 2005	By:	/s/ H. Ward Wolff
H. Ward Wolff
Chief Financial Officer, Senior Vice President, Finance and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of Abgenix, Inc. dated February 22, 2005